UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)    January 13, 2005
                                                         -----------------------

                           NEW YORK HEALTH CARE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

                 1-12451                             11-2636089
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        (Commission File Number)          (IRS Employer Identification No.)


     1850 McDonald Avenue, Brooklyn, New York                  11223
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     (Address of Principal Executive Offices)                (Zip Code)

                                 (718) 375-6700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_]     Written  communications  pursuant  to Rule 425 under the Securities
Act  (17  CFR  230.425)

     [_]     Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
(17  CFR  240.14a-12)

     [_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange  Act  (17  CFR  240.14d-2(b))

     [_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange  Act  (17  CFR  240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On January 13, 2005 New York Healthcare, Inc. (the "Company") and its subsidiary, NYHC Newco Paxxon, Inc, entered into Amendment No. 4 (the "Amendment") to the Loan And Security Agreement dated as of November 28, 2000, as amended, between the Company and GE HFS Holdings, Inc., f/k/a/ Heller Healthcare Finance, Inc. (the "Loan Agreement"). The Amendment modifies the Loan Agreement by revising the definition of the term "Change of Control" contained in Section 1.10a of the Loan Agreement. The above description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed under Item 9.01 of this report as Exhibit 10.1 and is incorporated herein by reference.

     On January 13, 2005 the Compensation Committee of the Board of Directors of the Company approved and authorized the immediate payment of bonuses for the fiscal year ended December 31, 2004 in the amount of $250,000 to each of Jerry Braun, the Company's Chief Executive Officer and Jacob Rosenberg, the Company's Chief Financial Officer.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not Applicable

     (b)  Not Applicable

     (c)  Exhibits

          10.1 Amendment No. 4 dated January 13, 2005 to Loan and Security Agreement by and among New York Health Care, Inc., NYHC Newco Paxxon, Inc. and GE HFS Holdings, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NEW YORK HEALTH CARE, INC.
                                   (Registrant)


                                   By: /s/ Jacob Rosenberg
                                       ---------------------------------
                                       Jacob Rosenberg
                                       Vice President, Chief Operating Officer,
                                       Chief Financial and Accounting Officer,
                                       Secretary


Date:  January 18, 2005


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